Principal Funds, Inc.
Supplement dated October 29, 2018
to the Statutory Prospectus dated June 15, 2018
(as supplemented on June 25, 2018, July 13, 2018, September 17, 2018,
September 28, 2018 and October 9, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DYNAMIC FLOATING RATE HIGH INCOME FUND

On June 12, 2018, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation and Termination (the “Plan”) for the Dynamic Floating Rate High Income Fund (the “Fund”). Shares of the Fund are no longer available for purchase from new investors. Pursuant to the Plan, on the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. The Plan set a Liquidation Date of on or about October 19, 2018; however, the Liquidation Date has been postponed to a date that will be set by the Fund’s officers. Such date has not yet been determined.
Instead of waiting until the Liquidation Date, shareholders may voluntarily redeem or exchange shares in accordance with the policies and procedures described in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation and any prior redemption or exchange.
The Fund has ceased its ordinary course of business and has departed from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. As of the date of this supplement, the Fund’s portfolio is positioned primarily in cash and cash equivalents. This may adversely affect the Fund’s yield.
Effective October 20, 2018, the Fund’s investment adviser, Principal Global Investors, LLC, has voluntarily agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for all share classes of the Fund. This voluntary expense limit may be terminated at any time.
On or about the Liquidation Date, delete all references to the Dynamic Floating Rate High Income Fund from the prospectus.

MANAGEMENT OF THE FUNDS
After the Fees Paid to PGI section, add the following section:
Voluntary Waivers
Dynamic Floating Rate High Income Fund
Effective October 20, 2018, PGI has voluntarily agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for all share classes of the Fund. This voluntary expense limit may be terminated at any time.

PURCHASE OF THE FUND SHARES

Delete the sub-section at the end of the section, and replace with the following:
Dynamic Floating Rate High Income Fund
Shares of the Fund are no longer available for purchase by new investors. Pursuant to the Plan of Liquidation and Termination approved by the Fund’s Board, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations on the Liquidation Date. On the Liquidation Date, delete references to the Fund from this prospectus.